UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 15, 2004

Date of Report

West Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-21771	47-0777362
(Commission File Number)	(I.R.S. Employer Identification No.)

11808 Miracle Hills Drive, Omaha, Nebraska 68154

(Address of principal executive offices)

Registrant’s telephone number, including area code: (402) 963-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4))

Item 7.01. Regulation FD Disclosure.

     On December 15, 2004, West Corporation (the “Company”) issued a press release reporting its 2005 financial outlook. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

     99.1 Press release, dated December 15, 2004, reporting 2005 financial outlook.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST CORPORATION
Dated: December 20, 2004	By:	/s/ Paul M. Mendlik
Paul M. Mendlik
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated December 15, 2004, reporting 2005 financial outlook.